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                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This Indemnification Agreement is made and entered into this 28th day of February, 2000 ("AGREEMENT"), by and between Forrester Research, Inc., a Delaware corporation (the "COMPANY") and the persons listed as Selling Stockholders on the signature pages hereto (the "Selling Stockholders". Unless otherwise defined herein, terms defined in the Underwriting Agreement, dated as of February 22, 2000 (the "UNDERWRITING AGREEMENT") among the Company, the Selling Stockholders and the other stockholders of the Company party thereto, Goldman, Sachs & Co., Adams, Harkness & Hill, Inc., Thomas Weisel Partners LLC, FAC/Equities, a division of First Albany Corporation and William Blair & Company, L.L.C., as representatives of the several underwriters (collectively, the "UNDERWRITERS") and used herein shall have the meanings given to them in the Underwriting Agreement.

                                    RECITALS

     WHEREAS, the Company has filed a Registration Statement on Form S-3 (File No. 333-95663) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission to register 3,269,450 shares of common stock, $0.01 per value per share ("Common Stock"), of the Company;

     WHEREAS, pursuant to the Underwriting Agreement, the Selling Stockholders, other stockholders of the Company and the Company will sell Shares of Common Stock to the Underwriters; and

     WHEREAS, under the Underwriting Agreement, the Selling Stockholders are obligated to indemnify the Underwriters under the circumstances set forth therein and the Company wishes to indemnify the Selling Stockholder for certain of such indemnification obligations.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Selling Stockholders do hereby covenant and agree as follows:

                                    AGREEMENT

     1. DEFINITIONS. Terms defined in the Underwriting Agreement and not otherwise defined herein are used herein with the meanings so defined.

     2. INDEMNIFICATION. The Company shall indemnify and hold harmless each of the Selling Stockholders against any losses, claims, damages or liabilities (collectively, the


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 "DAMAGES") for which such Selling Stockholder indemnifies any Underwriter pursuant to Section 8 of the Underwriting Agreement and will reimburse each Selling Stockholder for any legal or other expenses reasonably incurred by such Selling Stockholder in connection with defending any action or claim for which such Selling Stockholder is entitled to indemnification hereunder; PROVIDED, HOWEVER, that the Company shall not be required to indemnify and hold harmless any Selling Stockholder for such Damages to the extent that such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished by such Selling Stockholders to the Underwriters through Goldman, Sachs & Co. expressly for use therein.

     3. PROCEDURE. Promptly after a Selling Stockholder has received notice of or has knowledge of any claim by an Underwriter for which the Company is obligated to indemnify such Selling Stockholder pursuant to Section 2 above (a "CLAIM"), such Selling Stockholder shall, as a condition precedent to a Claim with respect thereto being made against the Company, give the Company written notice of such Claim. Such notice shall state the nature and the basis of such Claim and a reasonable estimate of the amount thereof. The Company shall have right to defend and settle, at its own expense and by its own counsel, any such Claim. Such Selling Stockholder shall cooperate with the Company and its counsel in the defense thereof and in any settlement. If the Company desires to accept a final and complete settlement of any such Claim and such Selling Stockholder unreasonably refuses to consent to such settlement, then the Company's liability under Section 2 with respect to such Claim shall be limited to the amount so offered in settlement by such Underwriter and such Selling Stockholder shall reimburse the Company for any additional costs of defense which it subsequently incurs with respect to such Claim.

     4.   GENERAL PROVISIONS.

          (a) AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

          (b) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

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          (c)  ASSIGNMENT. No party may assign this Agreement or delegate its obligations hereunder without, in the case of the Company, each of the Selling Stockholders, and, in the case of a Selling Stockholder, without the consent of the Company.

          (d) PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          (e) GOVERNING LAW. This Agreement has been executed as an agreement under seal and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof.

          (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                         FORRESTER RESEARCH, INC.

                                         By:  /s/ George F. Colony
                                             -------------------------------
                                              Name:
                                              Title:

                                         Selling Stockholders:

                                         /s/ Mary A. Modahl
                                         -----------------------------------
                                         Mary A. Modahl

                                         /s/ William M. Bluestein
                                         -----------------------------------
                                         William M. Bluestein, Ph.D.

                                         /s/ Susan M. Whirty
                                         -----------------------------------
                                         Susan M. Whirty

                                         /s/ Emily Nagle Green
                                         -----------------------------------
                                         Emily Nagle Green

                                         /s/ Joel Blenner
                                         -----------------------------------
                                         Joel Blenner

                                         /s/ John W. Boynton
                                         -----------------------------------
                                         John W. Boynton

                                         /s/ Stanley Dolberg
                                         -----------------------------------
                                         Stanley Dolberg

                                         /s/ Timothy M. Riley
                                         -----------------------------------
                                         Timothy M. Riley

                                         /s/ Richard C. Belanger
                                         -----------------------------------
                                         Richard C. Belanger

                                         /s/ Robert M. Galford
                                         -----------------------------------
                                         Robert M. Galford